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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  August 10, 1998
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                     Sanctuary Woods Multimedia Corporation
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-21510                                 75-2444109
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        (Commission File Number)           (I.R.S. Employer Identification No.)

   1250 45th Street, Suite 350, Emeryville, California           94608-2924
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   (Address of Principal Executive Offices)                      (Zip Code)

                                 (510) 594-3200
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On August 10, 1998, the Board of Directors of the Registrant engaged PricewaterhouseCoopers LLP as Registrant's independent accountants.

     During the Company's two most recent fiscal years and the subsequent interim period prior to engaging PricewaterhouseCoopers, the Company has not consulted PricewaterhouseCoopers with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii) except for the following:

     The Company consulted with PricewaterhouseCoopers in the fall of 1997 regarding the SEC reporting requirements associated with the Company's acquisition of Theatrix Interactive, Inc. PricewaterhouseCoopers engaged in discussions with Company management regarding the Form 8-K reporting and filing requirements and the accounting requirements for acquisitions in accordance with APB No. 16.




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 2, 1998

                                  SANCTUARY WOODS MULTIMEDIA CORPORATION


                                  By: /s/ Michelle Kraus
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                                        Michelle Kraus
                                        President and
                                        Chief Executive Officer




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